Exhibit 10.10

Panolam Holdings Co.

2005 Equity Incentive Plan

EXECUTIVE NON STATUTORY STOCK OPTION AGREEMENT

REFERENCE NUMBER: 2005-1

SECTION 1.         GRANT OF OPTION.

(a)           Option. On the terms and conditions set forth in this Agreement and each Notice of Stock Option Grant referencing this Agreement (the “Notice”), the Company grants to the Optionee on the Date of Grant an option to purchase at the Exercise Price a number of Shares, all as set forth in the Notice. Each such Notice, together with this referenced Agreement, shall be a separate option governed by the terms of this Agreement. This option is intended to be a Nonstatutory Option, as provided in the Notice.

(b)           Equity Incentive Plan and Defined Terms. This option is granted under and subject to the terms of the Plan, which is incorporated herein by this reference. Capitalized terms are defined in Section 13 of this Agreement.

SECTION 2.         RIGHT TO EXERCISE.

Subject to the conditions set forth in this Agreement, all or part of this option may be exercised prior to its expiration at the time or times set forth in the Notice.

SECTION 3.         NO TRANSFER OR ASSIGNMENT OF OPTION.

Except as otherwise provided in this Agreement, this option and the rights and privileges conferred hereby shall not be sold, pledged or otherwise transferred (whether by operation of law or otherwise) and shall not be subject to sale under execution, attachment, levy or similar process.

SECTION 4.         EXERCISE PROCEDURES.

(a)           Notice of Exercise. The Optionee or the Optionee’s representative may exercise this option by giving written notice to the Company specifying the election to exercise this option, the number of Shares for which it is being exercised and the form of payment. Exhibit A is an example of a “Notice of Exercise”. The Notice of Exercise shall be signed by the person exercising this option. In the event that this option is being exercised by the Optionee’s representative, the notice shall be accompanied by proof (satisfactory to the Company) of the representative’s right to exercise this option. The Optionee or the Optionee’s representative shall deliver to the Company, at the time of giving the notice, payment in a form permissible under Section 5 for the full amount of the Purchase Price.

(b)           Issuance of Shares. After receiving a proper notice of exercise, the Company shall cause to be issued a certificate or certificates for the Shares as to which this option has been exercised, registered in the name of the person exercising this option (or in the names of such person and his or her spouse as community property or as joint tenants with right of survivorship). The Company shall either cause such certificate or certificates to be deposited in escrow or delivered to or upon the order of the person exercising this option.

(c)           Withholding Requirements. The Company may withhold any tax (or other governmental obligation) as a result of the exercise of this option as a condition to the exercise of this option, and the Optionee shall make arrangements satisfactory to the Company to enable it to satisfy all such withholding requirements. The Optionee shall also make arrangements satisfactory to the Company to enable it to satisfy any withholding requirements that may arise in connection with the vesting or disposition of Shares purchased by exercising this option.

SECTION 5.         PAYMENT FOR SHARES.

(a)           Cash or Check. All or part of the Purchase Price may be paid in cash or by check.

(b)           Other Methods of Payment for Shares. At the sole discretion of the Board of Directors, all or any part of the Purchase Price and any applicable withholding requirements may be paid by any other method permissible under the terms of the Plan. The Company shall notify the Optionee if and when it shall make such other payment method available to the Optionee.

SECTION 6.         TERM AND EXPIRATION.

(a)           Basic Term. Subject to earlier termination in accordance with subsection (b) below, this option shall expire on the expiration date set forth in the Notice.

(b)           Termination of Service. If the Optionee’s Service terminates for any reason, then this option shall expire on the earliest of the following occasions:

(i)            The expiration date determined pursuant to Subsection (a) above;

(ii)           The date two (2) years after the termination of the Optionee’s Service by reason of death, Disability (or such later date as the Board of Directors may determine) or any other reason other than as set forth in clause (iii) below; or

(iii)          The date thirty (30) days after the termination of the Optionee’s Service if such termination is voluntary or for Cause or if Cause exists on such date.

The Optionee (or in the case of the Optionee’s death or Disability, the Optionee’s representative) may exercise all or part of this option at any time before its expiration under the preceding sentence, but only to the extent that this option had become exercisable for vested Shares on or before the date the Optionee’s Service terminates (subject to any continued vesting set forth in the Notice). When the Optionee’s Service terminates, this option shall expire immediately with respect to the number of Shares for which this option is not yet vested (except as otherwise set forth in the Notice). The Company shall also have the right not to deliver Shares upon the exercise of this option if, after the exercise of this option, the Optionee’s Service is terminated for Cause or it is determined that Cause existed on such date.

(c)           Leaves of Absence. For any purpose under this Agreement, Service shall be deemed to continue while the Optionee is on a bona fide leave of absence, if such leave was approved by the Company in writing or if continued crediting of Service for such purpose is expressly required by the terms of such leave or by applicable law (as determined by the Company).

SECTION 7.         RIGHT OF FIRST OFFER.

[intentionally omitted]

SECTION 8.         LEGALITY OF INITIAL ISSUANCE.

No Shares shall be issued upon the exercise of this option unless and until the Company has determined that:

(a)                                  The Company and the Optionee have taken any actions required to register the Shares under the Securities Act or to perfect an exemption from the registration requirements thereof;

(b)                                 Any applicable listing requirement of any stock exchange or other securities market on which Stock is listed has been satisfied; and

(c)           Any other applicable provision of state or federal law has been satisfied.

SECTION 9.         REGISTRATION RIGHTS.

The Company may, but shall not be obligated to, register or qualify the sale of Shares under the Securities Act or any other applicable law. The Company shall not be obligated to take any affirmative action in order to cause the sale of Shares under this Agreement to comply with any law.

SECTION 10.       RESTRICTIONS ON TRANSFER.

(a)           Securities Law Restrictions. Regardless of whether the offering and sale of Shares under the Plan have been registered under the Securities Act or have been registered or qualified under the securities laws of any state, the Company at its discretion may impose restrictions upon the sale, pledge or other transfer of such Shares (including the placement of appropriate legends on stock certificates or the imposition of stop-transfer instructions) if, in the judgment of the Company, such restrictions are necessary or desirable in order to achieve compliance with the Securities Act or the securities laws of any state or any other law.

(b)           Optionee Undertaking. The Optionee agrees to take whatever additional action and execute whatever additional documents the Company may deem necessary or advisable to carry out or effect one or more of the obligations or restrictions imposed on either the Optionee or upon the Restricted Shares pursuant to the provisions of this Agreement.

(c)           Investment Intent. The Optionee represents and agrees that as of the Date of Grant, the Shares to be acquired upon exercising this option will be acquired for investment, and not with a view to the sale or distribution thereof. If the sale of Shares under the Plan is not registered under the Securities Act but an exemption is available which requires an investment representation or other representation, the Optionee shall represent and agree at the time of exercise that the Shares being acquired upon exercising this option are being acquired for investment, and not with a view to the sale or distribution thereof, and shall make such other representations as are deemed necessary or appropriate by the Company and its counsel.

(d)           Legends. All certificates evidencing Shares purchased under this Agreement shall bear the following legends:

“The shares represented hereby may not be sold, assigned, transferred, encumbered or in any manner disposed of, except in compliance with the terms of a written agreement between the Company and the registered holder of the shares (or the predecessor in interest to the shares). The Secretary of the Company will upon written request furnish a copy of such agreement to the holder hereof without charge.”

“The shares represented hereby have not been registered under the Securities Act of 1933, as amended, and may not be sold, pledged, or otherwise transferred without an effective registration thereof under such act or an opinion of counsel, satisfactory to the Company and its counsel, that such registration is not required.”

(e)           Removal of Legends. If, in the opinion of the Company, any legend placed on a stock certificate representing Shares sold under this Agreement is no longer required, the holder of such certificate shall be entitled to exchange such certificate for a certificate representing the same number of Shares but without such legend.

(f)            Administration. Any determination by the Company in connection with any of the matters set forth in this Section 10 shall be conclusive and binding on the Optionee and all other persons.

SECTION 11.       ADJUSTMENT OF SHARES.

In the event of a subdivision of the outstanding Shares, a declaration of a dividend payable in Shares, a declaration of an extraordinary dividend payable in a form other than Shares in an amount that has a material effect on the Fair Market Value of the Shares, a combination or consolidation of the outstanding Shares into a lesser number of Shares, a recapitalization, a spin-off, a reclassification or a similar occurrence, the terms of this option (including, without limitation, the number and kind of Shares subject to this option and the Exercise Price) shall be adjusted as set forth in Section 13(a) of the Plan. In the event that the Company is a party to a merger or consolidation, this option shall be subject to the agreement of merger or consolidation, as provided in Section 13(b) of the Plan.

SECTION 12.       MISCELLANEOUS PROVISIONS.

(a)           Rights as a Stockholder. Neither the Optionee nor the Optionee’s representative shall have any rights as a stockholder with respect to any Shares subject to this option until the Optionee or the Optionee’s representative becomes entitled to receive such Shares by (i) filing a notice of exercise, and (ii) paying the Purchase Price as provided in this Agreement.

(b)           No Retention Rights. Nothing in this option or in the Plan shall confer upon the Optionee any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Company (or any Parent or Subsidiary employing or retaining the Optionee) or of the Optionee, which rights are hereby expressly reserved by each, to terminate his or her Service at any time and for any reason, with or without cause.

(c)           Notification. Any notification required by the terms of this Agreement shall be given in writing and shall be deemed effective upon personal delivery or upon deposit with the United States Postal Service, by registered or certified mail, with postage and fees prepaid. A notice shall be addressed to the Company at its principal executive office and to the Optionee at the address that he or she most recently provided to the Company.

(d)           Entire Agreement. The Notice, this Agreement and the Plan constitute the entire contract between the parties hereto with regard to the subject matter hereof. They supersede any other agreements, representations or understandings (whether oral or written and whether express or implied) which relate to the subject matter hereof.

(e)           Waiver. No waiver of any breach or condition of this Agreement shall be deemed to be a waiver of any other or subsequent breach or condition whether of like or different nature.

(f)            Successors and Assigns. The provisions of this Agreement shall inure to the benefit of, and be binding upon, the Company and its successors and assigns and upon the Optionee, the Optionee’s assigns and the legal representatives, heirs and legatees of the Optionee’s estate, whether or not any such person shall have become a party to this Agreement and have agreed in writing to be join herein and be bound by the terms hereof.

(g)           Choice of Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, as such laws are applied to contracts entered into and performed in such State.

SECTION 13.       DEFINITIONS.

(a)           “Agreement” shall mean this Stock Option Agreement.

(b)           “Board of Directors” shall mean the Board of Directors of the Company, as constituted from time to time or, if a Committee has been appointed, such Committee.

(c)           “Cause” shall mean with respect to the Optionee, “Cause” as defined in the Employment Agreement.

(d)           “Change in Control” shall have the same meaning as in the Plan.

(e)           “Code” shall mean the Internal Revenue Code of 1986, as amended from time to time, and the regulations promulgated thereunder.

(f)            “Committee” shall mean a committee of the Board of Directors, as described in Section 2 of the Plan.

(g)           “Company” shall mean Panolam Holdings Co., a Delaware corporation, and any successor thereto.

(h)           “Consultant” shall mean a person who performs bona fide services for the Company, a Parent or a Subsidiary as a consultant or advisor, excluding Employees and Directors.

(i)            “Date of Grant” shall mean the date specified in the Notice, which date shall be the later of (i) the date on which the Board of Directors resolved to grant this option or (ii) the first day of the Optionee’s Service.

(j)            “Director” shall mean a member of the Board of Directors who is not an Employee.

(k)           “Disability” shall mean that the Optionee is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment as determined by the Board of Directors in its sole discretion.

(l)            “Employee” shall mean any individual who is a common-law employee of the Company, a Parent or a Subsidiary.

(m)          “Employment Agreement” shall mean the Second Amended and Restated Employment Agreement, dated September 6, 2005, by and among Optionee, the Company and Panolam Industries Holdings, Inc.

(n)           “Exercise Price” shall mean the amount for which one Share may be purchased upon exercise of this option, as specified in the Notice.

(o)           “Fair Market Value” shall have the same meaning as set forth in Section 17 of the Plan.

(p)           “Nonstatutory Option” shall mean a stock option not described in Sections 422(b) or 423(b) of the Code.

(q)           “Notice” shall have the meaning described in Section 1(a) of this Agreement.

(r)            “Optionee” shall mean Robert J. Muller, Jr.

(s)           “Parent” shall mean any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if each of the corporations other than the Company owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Parent on a date after the execution of this Agreement shall be considered a Parent commencing as of such date.

(t)            “Plan” shall mean the Panolam Holdings Co. 2005 Equity Incentive Plan.

(u)           “Purchase Price” shall mean the Exercise Price multiplied by the number of Shares with respect to which this option is being exercised.

(v)           “Securities Act” shall mean the Securities Act of 1933, as amended.

(w)          “Service” shall mean service as an Employee, Director or Consultant.

(x)            “Share” shall mean one share of common stock of the Company, with a par value of $.001, as adjusted in accordance with Section 13 of the Plan (if applicable).

(y)           “Subsidiary” shall mean any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Subsidiary on a date after the execution of this Agreement shall be considered a Subsidiary commencing as of such date.

(z)            “Transferee” shall mean any person to whom the Optionee has directly or indirectly transferred any Share acquired under this Agreement.

EXHIBIT A

SAMPLE NOTICE OF EXERCISE

Panolam Holdings Co.

[Address]

Attn:  Corporate Secretary

To the Corporate Secretary:

I hereby exercise my stock option granted under the Panolam Holdings Co. 2005 Equity Plan (the “Plan”) and notify you of my desire to purchase the shares that have been offered pursuant to the Plan and related Option Agreement as described below.

I shall pay for the shares by delivery of a check payable to Panolam Holdings Co. (the “Company”) in the amount described below in full payment for such shares plus all amounts required to be withheld by the Company under state federal or local law as a result of such exercise or shall provide such documentation as is satisfactory to the Company demonstrating that I am exempt from any withholding requirement.

This notice of exercise is delivered this           day of                     (month)           (year).

No. Shares to be Acquired	Type of Option	Exercise Price	Total
Nonstatutory
Incentive
Estimated Withholding	Nonstatutory only
Amount Paid

Very truly yours,

Signature of Optionee

Optionee’s Name and Mailing Address

Optionee’s Social Security Number